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                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 1996

                                 JTS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

             0-21085                                   77-0364572
     (Commission File No.)                   (IRS Employer Identification No.)

                              166 BAYPOINTE PARKWAY
                               SAN JOSE, CA 95134
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 468-1800

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                                                        Total number of pages: 7
                                                    Index to Exhibits at page: 4

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On July 30, 1996, JTS Corporation (the "Registrant" or "JTS") completed the acquisition of Atari Corporation, a Nevada corporation ("Atari"). Atari was acquired pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of April 8, 1996 (the "Merger Agreement"), between the Registrant and Atari, pursuant to which Atari was merged with and into the Registrant ("the Merger"). Upon the closing of the Merger, approximately 63,850,000 shares of the Registrant's Common Stock were issued to the former shareholders of Atari and 3,148,339 shares of Common Stock of the Registrant were reserved for issuance upon the exercise of Atari options assumed by the Registrant. The exchange ratio under the Merger Agreement was one share of JTS Common Stock for each share of Atari Common Stock.

         The Merger is intended to be accounted for as an acquisition of the Registrant by Atari. JTS designs, develops, manufactures and markets hard disk drives for use in notebook computers and desktop personal computers. The Registrant intends to continue to use the assets of Atari acquired in the Merger to conduct such business.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         a.       FINANCIAL STATEMENTS OF ATARI, JTS AND MODULER ELECTRONICS

         Incorporated herein by reference to pages F-2--F-54 of the Registrant's Registration Statement on Form S-4, File No. 333-06643.

         b.       PRO FORMA FINANCIAL INFORMATION

         Incorporated herein by reference to pages 63-68 of the Registrant's Registration Statement on Form S-4, File No. 333-06643.

         c.      EXHIBITS

                  2.1 Amended and Restated Agreement and Plan of Reorganization dated as of April 8, 1996 between JTS Corporation and Atari Corporation.

                  2.2    Press Release dated July 30, 1996.

                 23.1    Consent of Arthur Andersen LLP

                 23.2    Consent of Deloitte & Touche LLP

                                       2.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          JTS CORPORATION

Dated:  August 14, 1996                   By: /s/ W. Virginia Walker
                                              ---------------------------------
                                              W. Virginia Walker
                                              Executive Vice President, Finance
                                              and Administration,
                                              Chief Financial Officer and
                                              Secretary

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                                INDEX TO EXHIBITS

                                                               PAGE NUMBER IN
                                                               SEQUENTIALLY
EXHIBIT NO.                DESCRIPTION                         NUMBERED VERSION
- -----------                -----------                         ----------------
    2.1            Amended and Restated Agreement                       *
                   and Plan of Reorganization dated
                   as of April 8, 1996 between JTS
                   Corporation and Atari Corporation.

    2.2            Press Release dated July 30, 1996.                   5

   23.1            Consent of Arthur Andersen LLP                       6

   23.2            Consent of Deloitte & Touche LLP                     7


* Incorporated herein by reference to the Registrant's Registration Statement on Form S-4, File No. 333-06643.

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